Exhibit 10.8

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC
as Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee
___________________________________________
SUPPLEMENTAL INDENTURE No. 4
Dated as of January 31, 2025
to
SECOND AMENDED AND RESTATED
BASE INDENTURE
Dated as of June 3, 2004
___________________________________________
Rental Car Asset Backed Notes
(Issuable in Series)

AMERICAS 128689996

SUPPLEMENTAL INDENTURE No. 4, dated as of January 31, 2025 (“Supplemental Indenture”), to the SECOND AMENDED AND RESTATED BASE INDENTURE, dated as of June 3, 2004 (the “Base Indenture”), between AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a special purpose, limited liability company established under the laws of Delaware, as issuer (“ABRCF”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”).
W I T N E S S E T H:
WHEREAS, ABRCF and the Trustee are parties to the Base Indenture;
WHEREAS, ABRCF desires to amend clause (xx) of Section 8.26 of the Base Indenture to cure an ambiguity and inconsistency;
WHEREAS, ABRCF has duly authorized the execution and delivery of this Supplemental Indenture; and
WHEREAS, pursuant to Section 12.1(d) of the Base Indenture, ABRCF and the Trustee may, without the consent of any Noteholder, enter into one or more Supplements to the Base Indenture, in form satisfactory to the Trustee, to cure any mistake, ambiguity, defect or inconsistency or to correct or supplement any provision contained in the Base Indenture.
NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Base Indenture be amended and supplemented as follows:
SECTION 1: AMENDMENTS TO INDENTURE
Section 1.1    Amendment to Section 8.26. Clause (xx) of Section 8.26 of the Base Indenture is hereby amended and restated as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined:
"(xx) having no debt or obligations to any of AESOP Leasing, Original AESOP, AESOP Leasing II, any Lessee, any Permitted Sublessee~~,~~ or the Affiliates of the foregoing ~~or any other unaffiliated entity~~ except for obligations contemplated under the Related Documents and under ~~Variable Funding~~ Notes acquired by an Affiliate;”

SECTION 2: REPRESENTATIONS AND WARRANTIES
In order to induce the Trustee to agree to this Supplemental Indenture, ABRCF hereby represents and warrants as follows for the benefit of the Trustee and the Secured Parties, as of the date hereof:
Section 2.1    Affirmation of Representations and Warranties.

AMERICAS 128689996

Each representation and warranty of ABRCF set forth in the Base Indenture and in each other Related Document to which it is a party is true and correct as of the date of this Supplemental Indenture in all material respects (except for representations and warranties which are limited as to materiality by their terms, which representations and warranties shall be true and correct as of the date of this Supplemental Indenture) as though such representation or warranty were being made on and as of the date hereof and is hereby deemed repeated as though fully set forth herein.
Section 2.2    Limited Liability Company and Governmental Authorization.
The execution, delivery and performance by ABRCF of this Supplemental Indenture (a) is within ABRCF’s limited liability company powers and has been duly authorized by all necessary limited liability company action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained, and (c) does not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of formation or limited liability company agreement of ABRCF or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon ABRCF or any of its Assets or result in the creation or imposition of any Lien on any Asset of ABRCF, except for Liens created by this Supplemental Indenture or the other Related Documents. This Supplemental Indenture has been executed and delivered by a duly authorized officer of ABRCF.
Section 2.3    Binding Effect.
This Supplemental Indenture is a legal, valid and binding obligation of ABRCF enforceable against ABRCF in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).
Section 2.4    No Consent.
No consent or action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Supplemental Indenture or for the performance of any of ABRCF’s obligations hereunder other than such consents, approvals, authorizations, registrations, declarations or filings as were obtained by ABRCF prior to the Initial Closing Date, or the date hereof, as applicable.
SECTION 3: CONDITIONS PRECEDENT
This Supplemental Indenture shall become effective and shall be binding on each of the parties hereto upon the satisfaction or due waiver of each of the following conditions precedent:
1.    The Rating Agency Consent Condition shall have been satisfied.

AMERICAS 128689996	2

2.    The Trustee shall have received one or more Opinions of Counsel, subject to the assumptions and qualifications stated therein and an Officer’s Certificate of ABRCF, in each case, in a form substantially acceptable to the Trustee, dated the date hereof, substantially to the effect that (x) all conditions precedent provided for in the Base Indenture with respect to the execution and delivery of this Supplemental Indenture have been complied with in all material respects, (y) the execution of this Supplemental Indenture is authorized and permitted by the Indenture and that it will be valid and binding upon ABRCF in accordance with its terms and (z) the amendment effected by this Supplemental Indenture does not adversely affect in any material respect the interests of any Noteholders.
SECTION 4: MISCELLANEOUS
Section 4.1    Counterpart Originals.
This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture. The parties agree that this Supplemental Indenture may be executed and delivered by electronic signatures and that the signatures appearing on this Supplemental Indenture are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture or any document to be signed in connection with this Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.
Section 4.2    Ratification and Effect.
The Base Indenture, as amended and supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.
Section 4.3    Effect of Supplemental Indenture.
This Supplemental Indenture is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Base Indenture.
Section 4.4    Headings, etc.

AMERICAS 128689996	3

The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
Section 4.5    Choice of Law.
THIS SUPPLEMENTAL INDENTURE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

AMERICAS 128689996	4

IN WITNESS WHEREOF, the Trustee and ABRCF have caused this Supplemental Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC,
as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Vassilena Ouzounova
Name: Vassilena Ouzounova
Title: Vice President

AMERICAS 128689996